Rule 497(e)

File No. 333-52956

SCHWAB Signature™ ANNUITY

SUPPLEMENT DATED August 23, 2005

To the Prospectus dated May 1, 2005 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Please note the following changes to your Prospectus:

Effective August 15, 2005, the following sentence is added as the last sentence to the investment objective of the Van Kampen LIT Growth & Income Portfolio on page 16 of your Prospectus:

The Portfolio may invest up to 15% of its assets in equity real estate investment trusts (“REITs”).

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2005.

Please keep this supplement for future reference.

1 of 1